Accruals, deferred income and other liabilities	12 Months Ended
Dec. 31, 2017
Accruals and deferred income [abstract]
Accruals, deferred income and other liabilities

The notes included in this section focus on the Group’s accruals, provisions and contingent liabilities. Provisions are recognised for present obligations arising as consequences of past events where it is probable that a transfer of economic benefit will be necessary to settle the obligation, and it can be reliably estimated. Contingent liabilities reflect potential liabilities that are not recognised on the balance sheet.

26 Accruals, deferred income and other liabilities

	2017	2016
	£m	£m
Accruals and deferred income	3,951	4,422
Other creditors	4,563	4,382
Obligations under finance leases (see Note 21)	20	15
Insurance contract liabilities, including unit-linked liabilities	31	52
Accruals, deferred income and other liabilities	8,565	8,871